Filed pursuant to Rule 497(a)
Registration No. 333-233317
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

BlackRock TCP Capital Corp: Re-Opening of 2.850% Notes Due 2026

ISSUER/TICKER:	BlackRock TCP Capital Corp (TCPC)
EXPECTED RATINGS:	Baa3, Stable / BBB-, Stable (Moody’s/Fitch)*
RE-OPEN SIZE:	$125mm
FORMAT:	SEC Registered
RANKING:	Sr. Unsecured Note
SERIES OF NOTES
The Notes are a further issuance of the $175,000,000 aggregate principal amount of 2.850% Notes Due 2026 that TCPC issued on February 9, 2021 (the “Existing 2026 Notes”). The Notes will be treated as a single series with the Existing 2026 Notes under the indenture and will have the same terms as the Existing 2026 Notes. The Notes offered hereby will have the same CUSIP number and will be fungible and rank equally with the Existing 2026 Notes

CUSIP / ISIN:	09259E AB4 / US09259EAB48
SETTLEMENT:	T+7 (August 27, 2021)
MATURITY DATE:	February 9, 2026
TRANCHE CURRENCY:	USD
OPTIONAL REDEMPTION:	Make-Whole T+40 bps
CHANGE OF CONTROL:	Yes, at 100%
BOOK RUNNERS:	BofA (B&D), MS, SMBC
IPTs:	T+185 bps Area
DENOMINATIONS:	$2,000 x $1,000
USE OF PROCEEDS:
To fund the redemption of all of the outstanding $175,000,000 aggregate principal amount of the Issuer's 4.125% notes due 2022 and to repay amounts outstanding under the Issuer’s revolving credit facilities and for other general corporate purposes

TIMING:	Today's Business
SALES INTO CANADA:	No

No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of BlackRock TCP Capital Corp before investing. The preliminary prospectus supplement dated August 18, 2021, together with the accompanying prospectus dated August 16, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about BlackRock TCP Capital Corp and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of BlackRock TCP Capital Corp and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

BlackRock TCP Capital Corp’s shelf registration statement relating to these securities is on file and was deemed immediately effective upon filing with the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from BofA Securities, Inc., by calling (800) 294-1322, or by email: dg.prospectus_requests@bofa.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.